Exhibit 99.1

For Immediate Release
Wright Investors’ Service Holdings, Inc. Enters into a Stock Purchase Agreement to Sell The Winthrop Corporation

Greenwich, CT, April 11, 2018 -- The Board of Directors of Wright Investors’ Service Holdings, Inc.  (OTC Pink Sheets: WISH) voted today to enter into a Stock Purchase Agreement providing for the sale of 100% of the issued and outstanding common stock of The Winthrop Corporation (Winthrop), a wholly owned subsidiary of WISH, to Khandwala Capital Management, Inc., a company principally owned and controlled by Amit S. Khandwala, the current Co-Chief Executive Officer and Chief Investment Officer of Winthrop. Winthrop, through its wholly owned subsidiary Wright Investors' Service, Inc., is an investment management and financial advisory firm. The sale transaction is subject to the approval of the stockholders of WISH.

The sale transaction is subject to various closing conditions and it is anticipated that such closing will take place promptly after the date on which the WISH stockholder meeting is held if the sale is approved at such meeting.  Management of WISH anticipates that the closing will occur on or prior to July 31, 2018.

Please refer to WISH's filing on Form 8-K with the Securities and Exchange Commission for further information relating to the transaction.

Forward-Look Statements

This press release contains “forward-looking statements” within the meaning of the United States Private Securities Litigation Reform Act of 1995 that involve significant risks and uncertainties.  All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including statements regarding the Company’s long-term growth prospects. Forward-looking information may be identified by such forward-looking terminology as “anticipate,” “believe,” “may,” “will,” and similar terms or variations of such terms.  These forward-looking statements involve significant risks and uncertainties, as well as assumptions that if they do not fully materialize or prove incorrect, could cause our results to differ materially from those expressed or implied by such forward-looking statements.  Additional information on these and other risks, uncertainties and factors is included in WISH’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other documents filed by the Company with the SEC. You are urged to consider all such risks and uncertainties.  In light of the uncertainty inherent in such forward-looking statements, you should not consider their inclusion to be a representation that such forward-looking matters will be achieved.  All forward-looking statements in this press release are based on information available to us as of the date hereof, and we assume no obligation to, and do not plan to, update any such forward-looking statements, other than as required by law.

Important Information

This communication may be deemed solicitation material in respect of the transaction described herein.  Because the transaction requires the approval of the stockholders of Wright Investors’ Service Holdings, Inc. (WISH), WISH anticipates that it will file with the Securities and Exchange Commission (the “SEC”) a definitive proxy statement to be used by WISH to solicit the approval of its stockholders for such transaction. YOU ARE URGED TO READ THE PROXY STATEMENT REGARDING THE TRANSACTION, IF AND WHEN IT BECOMES AVAILABLE, AND ANY OTHER RELEVANT DOCUMENTS FILED BY WRIGHT WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO SUCH A PROXY STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.  You can obtain free copies of any such materials (including any proxy statement) filed by WISH with the SEC, as well as other filings containing information about WISH, at the SEC’s Internet Site (http://www.sec.gov).  WISH will also provide copies of any such proxy statement and other information filed with the SEC to any stockholder, at the actual cost of reproduction, upon written request to Ira J. Sobotko, Vice President and Chief Financial Officer of WISH, at 177 West Putnam Avenue, Greenwich, Connecticut, or via telephone at (914) 242-5700.  This is not a solicitation of proxies.

Participants in Solicitation

WISH and its executive officers and directors may be deemed, under SEC rules, to be participants in the solicitation of proxies from WISH’s stockholders with respect to the transaction described herein.  Information regarding the officers and directors of WISH is set forth in the Amendment No. 1 to Form 10-K for the fiscal year ended December 31, 2016, which was filed with the SEC on Form 10-K/A on April 14, 2017, and information regarding direct or indirect interests in the transaction by any officer or director of WISH, if any, by securities holdings or otherwise, will be set forth in a definitive proxy statement to be filed by WISH with the SEC.

Contact:
Wright Investors’ Service Holdings, Inc.
Ira J. Sobotko
Vice President and Chief Financial Officer
914-242-5778